PROSPECTUS

MAY 1, 2022

INTELLIGENT VARIABLE ANNUITY

Individual Flexible Premium Deferred Variable Annuity Contract Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus (“Prospectus”) describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract (the “Contract”) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the “Separate Account”). Before you invest, please read this Prospectus carefully, along with the underlying portfolio prospectuses, and keep it for future reference.

The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. The Contract is not available for purchase as part of any tax-qualified retirement plan.

Subject to the terms of your Contract, if you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid with your application or your total Contract value on the date that you returned the Contract and the refund request to us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

This prospectus describes the variable annuity issued by TIAA Life. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you should not rely on it.

Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Administrative Office.  The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Accumulation Period.  The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.

Accumulation Unit.  A share of participation in the Separate Account.

Accumulation Value.  The total value of your Accumulation Units.

Annuitant.  The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contract owner or another person.

Beneficiary.  Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.

Business Day.  Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Contract.  The individual, flexible premium, deferred variable annuity contract described in this prospectus.

Contract owner or Owner.  The person (or persons) who controls all the rights and benefits under a Contract.

General Account.  All of our assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Good Order.  An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a transfer request, a request to begin receiving annuity payments, or a death benefit claim, must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction.

Income Option.  Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Investment Account.  A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.

Non-Qualified Contracts.  Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.

Portfolio (s) or Underlying Portfolio(s).  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are described in this prospectus under Appendix A—Portfolios Available Under the Contract.

Premium.  Any amount you invest in the Contract.

Qualified Contract.  Annuity Contracts that are intended to qualify for special Federal income tax treatment under the IRC Section 408 or 408A. Currently, we are not offering Qualified Contracts.

Second Annuitant.  The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.

Separate Account.   TIAA-CREF Life Separate Account VA-1, which was established by TIAA Life under New York state law to fund your variable annuity. The Separate Account holds its assets apart from TIAA Life’s other assets.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA Life.  TIAA Life Insurance Company. TIAA Life is an indirect wholly owned subsidiary of TIAA.

Valuation Day.  Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	None			Surrenders and Cash Withdrawals
Transaction Charges	None			Transfers and Withdrawals
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees-paid to financial intermediaries and, if such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	0.10%[1]	0.50%[1]	Charges
	Investment Options (Underlying Portfolio fees and expenses)	0.08%	1.37%	Appendix A—Portfolios Available Under the Contract
	Optional benefits available for an additional charge (for single optional benefit, if elected)	0.10%[3]	0.10%[3]	Guaranteed Minimum Death Benefit Charge

[1]   Deducted daily from your average Accumulation Value to equal the annual % shown.

2.  As a percentage of average daily net assets.

[3]   A Guaranteed Minimum Death Benefit (“GMDB”) fee will be assessed against your Accumulation Value on an annual basis. It is the only optional benefit that charges a fee.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
	Lowest Annual Cost: $578	Highest Annual Cost: $1792

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Underlying Portfolio fees and expenses

• No optional benefits

• No sales charges or advisory fees

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits and Underlying Portfolio fees and expenses

• No sales charges or advisory fees

• No additional purchase payments, transfers or withdrawals

[1] We do not assess a surrender or withdrawal charge.
	RISKS			Location in Prospectus
Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.			Principal Risks Of Investing In The Contract
Not a Short-Term Investment

• The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

• The benefits of a tax deferred product, adding premiums over time to the value your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

• If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.

Principal Risks Of Investing In The Contract
Risks Associated with Investment Options

• An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract (e.g., Underlying Portfolios).

• Each investment option has its own unique risks.

• You should review the investment options before making an investment decision.

Principal Risks Of Investing In The Contract
Insurance Company Risks

• An investment in the Contract is subject to risks related to TIAA, and any obligations, guarantees or benefits of the Contract are subject to TIAA’s claims-paying ability. More information about TIAA, including its financial strength ratings, is available upon request by visiting our website at: tiaa.org/public/.

Principal Risks Of Investing In The Contract
	RESTRICTIONS			Location in Prospectus
Investments

• Not all of the underlying Portfolios listed in this prospectus under “Appendix A—Portfolios Under the Contract”, may be available to you as an investment option.

• We have adopted policies and procedures to discourage market timing and frequent transaction activity and to limit certain transfer activity.

• We reserve the right to limit transfers and exchanges into or out of an investment account in circumstances of frequent activity.

• We reserve the right to add or close investment accounts, substitute another fund or other investment vehicles or combine investment accounts.

The Portfolios Transfer Policies Regarding Market Timing and Frequent Trading Transfer Policies Regarding Market Timing and Frequent Trading Changes to the Separate Account

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Optional Benefits

• Certain optional benefits available under your Contract are subject to a minimum dollar amount.

• Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

• There are restrictions on the frequency of transactions within a certain time-period.

• We reserve the right terminate or restrict certain optional benefits under the Contract.

Transfers and Withdrawals Transfers and Withdrawals Transfer Policies Regarding Market Timing and Frequent Trading Transfers and Withdrawals

	TAXES	Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

• Generally, you are not taxed until you make a withdrawal from the Contract. Withdrawals on your Contract will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

• Premium taxes may apply.

Possible Adverse Tax Consequences Transfer Policies Premium Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

• Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.

Conflicts Of Interest
Exchanges

• Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Conflicts Of Interest

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or other payment options. You make investments in the Contract’s investment accounts during the accumulation phase. At the end of the accumulation phase, the value of your investments or accumulation units is used to calculate lifetime income or other payment options that you choose. The Contract also includes a death benefit payable at the death of the contract owner or annuitant during the accumulation phase.

This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the accumulation value your Contract. Because withdrawals will be subject to ordinary income tax and may be subject to tax penalties on early withdrawals if taken before age 59 1⁄2, the Contract is not intended for individuals who may need to access of invested funds within a short-term timeframe or on a frequent basis. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers among the investment accounts.

Phases of the Contract

The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).

Accumulation Phase.

The accumulation or savings phase begins when your contract becomes effective. During this phase, earnings accumulate on a tax-deferred basis. Premium payments may continue during this phase until the annuity starting date.

You allocate your premiums to the investment accounts of the separate account that are available to you under the Contract which, in turn, invest in one or more of the underlying portfolios (“Portfolios”). As with all variable annuities, your accumulation value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

You should consider the investment objectives, risks, and charges and expenses of each underlying Portfolio carefully before making an investment decision. Additional information about each underlying Portfolio is provided in Appendix A—Portfolios Available Under The Contract”.

Annuity Phase.

The annuity or income phase begins on the annuity starting date you select. During this phase, you will receive fixed income payments based on the income option you elect. Your payments are based on your contract accumulations value selected for annuitization determined on the last Business Day before the annuity start date. Subject to the provisions under your Contract, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed period; (2) two-life annuity with or without a guaranteed period or (3) annuity for a fixed period. Please note that when you annuitize, your accumulation will be converted to income payments. Once the annuity phase begins you will no longer

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be able to submit premiums, you will no longer be able to make withdrawals from your contract, and all accumulation phase benefits terminate, including the death benefit.

Contract Features

The Contract provides for the accumulation of retirement savings and income. The contract offers income options, death benefit protection and various payout options.

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your contract. Withdrawals will reduce your Contract value, will be subject to ordinary income tax and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.

Tax Treatment. You can transfer money between investment accounts without tax implications and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; or (4) payment of a death benefit.

Death Benefits. The Contract includes a standard death benefit, or for an additional charge, the Contract offers a guaranteed minimum death benefit. Either death benefit will pay your designated beneficiary a benefit at the time of your death.

Additional Benefits

Systematic Withdrawals. If your contract accumulation is at least $10,000, you may elect to have withdrawals redeemed from one or more of the investment accounts on a systematic basis at no additional charge. The initial periodic withdrawal amount must be at least $100 and if paid by check, it may be subject to a fee of up to $5 per payment and can be paid monthly, quarterly, semi-annually or annually. Withdrawals will reduce your Contract value. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

Dollar Cost Averaging. If your account accumulation value is at least $10,000, you may elect to participate in our dollar cost averaging (“DCA”) program, at no additional charge. DCA allows you to make scheduled transfers from the Money Market Account to one or more other investment accounts on a monthly or quarterly basis and the initial amount must be at least $100. You may not participate in dollar cost averaging while automatic account rebalancing is in effect.

Automatic Account Rebalancing Program. You can elect to have your account value automatically rebalanced, at no additional charge, to periodically transfer accumulations among your investment accounts in order to maintain the allocation percentages that you specify. You may direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis. You may not participate in automatic account rebalancing while dollar cost averaging is in effect.

Withdrawals to Pay Advisory Fees. You may authorize withdrawals to pay the fees of your financial advisor on a quarterly basis. We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement and we do not assess a charge for this service. Withdrawals will reduce your Contract value.

Fee and Expense Tables

The fees and expenses do not reflect any advisory fees-paid to financial intermediaries from contract value or other assets of the contractowner and, if such fees were reflected, the fees and expenses would be higher.

Transaction Expenses

Charge
Sales Load Imposed on Purchases (as a percentage of premiums)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of premiums or amount surrendered, as applicable)	None

Exchange Fee	None

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).

If you elect to purchase the GMDB optional benefit, you will pay the additional charges, as shown below:

Annual Contract Expenses

	Charge Without a Fee or Expense Waiver[1]	Charge With a Fee or Expense Waiver[1,2]
Administrative Expenses (Annual Maintenance Fee)	$25	$0.00
Maximum Base Contract Expenses (as a percentage of average accumulation value)	0.70%	0.50%
Band 1—Base Contract Expenses: If Accumulation Value is less than $100,000	0.70%	0.50%
Band 2—Base Contract Expenses: If Accumulation Value is between $100,000 and $500,000	0.55%	0.35%
Band 3—Base Contract Expenses: If Accumulation Value is greater than $500,000	0.45%	0.25%
Band 4—Base Contract Expenses: After the first 10 years of the Contract	0.30%	0.10%
Optional Benefit Expenses (as a percentage of average account value)[3]	0.10%	N/A

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[1]	The contractual Administrative Expense Charge, which is component of the Base Contract Expense, is 0.30%. It is subject to an expense waiver of 0.20%, which reduces the current Administrative Expense Charge to 0.10%.
[2]	The Annual Maintenance Fee will be waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or on the date of a full surrender of the Contract.
[3]	The GMDB is the only optional benefit that charges a fee, which is assessed against your Accumulation Value on an annual basis.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found in this prospectus under: Appendix A—“Portfolios Available Under The Contract”.

Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)	0.08%	1.37%

Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements*)	0.08%	1.33%
*	Certain Portfolios are subject to an expense reimbursement arrangement between such Portfolio and the investment adviser, which is expected to continue until at least February 28, 2023.

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.

The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The First Example also assume that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and elected optional benefits for an additional charge1. The second Example also assumes that your investment has a 5% return each year and assumes the least expensive combination of Annual Portfolio Expenses and no elected optional benefit. The Examples do not reflect any advisory fees-paid to financial intermediaries from contract value or other assets of the contractowner and, if such fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Example 1: Maximum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$2,050	$6,355	$10,880	$23,480
If you annuitize at the end of the applicable time period	$2,050	$6,355	$10,880	$23,480
If you do not take a total withdrawal of your Contract Value	$2,050	$6,355	$10,880	$23,480
[1]The	GMDB is the only optional benefit that charges a fee.

Example 2: Minimum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$440	$1,381	$2,410	$5,422
If you annuitize at the end of the applicable time period	$440	$1,381	$2,410	$5,422
If you do not take a total withdrawal of your Contract Value	$440	$1,381	$2,410	$5,422

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this prospectus. Additional risks and details regarding various risks and benefits of investing in the Contract are described in relevant sections of this prospectus. The Contract may be subject to additional risks other than those identified and described in the prospectus.

Risk of Loss. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. If you

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make early withdrawals, you may be subject to pay ordinary income tax, including a tax penalty if you are under age 59 1⁄2.

Investment Risk. As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the underlying Portfolios. Performance can vary depending on the performance of the underlying Portfolios you selected available under the Contract. You bear the risk of any decline in the account balance of your Contract resulting from the performance of the underlying Portfolios you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review these investment options before making an investment decision.

Each investment option will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular underlying Portfolio. We do not guarantee the investment performance of the separate account or the underlying Portfolios, and you bear the entire investment risk. Information regarding the underlying Portfolios available under your Contract is provided below in this prospectus under “Appendix A—Portfolios Available Under The Contract”.

Risks Associated with TIAA. An investment in the Contract is subject to risks related to TIAA and any obligations, guarantees or benefits of the Contract are subject to TIAA’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA, including its financial strength ratings is available by visiting our website at tiaa.org/public/.

Possible Adverse Tax Consequences. Tax considerations associated with the Contract can vary and can be complicated. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contract. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Related to Cybersecurity and Certain Business Continuity Risks. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Portfolios, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying Portfolios; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Portfolios invest, which may cause the Portfolios underlying your accumulation units to lose value. There can be no assurance that we or the underlying Portfolios or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process contract transactions or to calculate contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

COVID-19 Risk. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers

Intelligent Variable Annuity Prospectus	7

continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition. It is possible these risks could impact our financial strength and claims-paying ability.

WHO WE ARE AND OTHER RELATED INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters is located at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serve as a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE INTELLIGENT VARIABLE ANNUITY.

The Intelligent Variable Annuity is designed for individual investors seeking accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment based on the amounts accumulated, as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.

Under the Intelligent Variable Annuity Contract, you allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1, as discussed below.

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well each Portfolio underlying the Investment Account performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk. Please note that an investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Contract is available to you provided it has been approved by the insurance department of your state of residence. Currently, the contract is approved in all states including the District of Columbia.

THE SEPARATE ACCOUNT

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Contract. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;
•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

8	Prospectus Intelligent Variable Annuity

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
•	adding, combining or removing Investment Accounts in the Separate Account;
•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;
•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and
•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We do not guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information about any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.

To effect such transfers, we must receive your request in Good Order at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. The Portfolios available for investment under the Contract are described further below under “Appendix A—Portfolios Available Under The Contract”. Please note, that all of the Portfolios listed are available to you as an investment option without a restriction, unless indicated otherwise in Appendix A—Portfolios Available Under the Contract.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. The prospectus for each Portfolio is available by contacting us. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio Company on the cover page of the summary prospectus.

Please note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that may have very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name. Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

PAYMENTS FROM PORTFOLIOS

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof.

Intelligent Variable Annuity Prospectus	9

These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Furthermore, we (and our affiliates) receive additional compensation on assets invested in the TIAA-CREF proprietary funds because our affiliates receive payments from the Portfolios for investor advisory and/or other services. Thus, we may receive more revenue with respect to proprietary Portfolios than non-proprietary Portfolios.

This arrangement may be a factor that we consider in including any Portfolios as Investment Accounts of the Separate Account.

SELECTION OF PORTFOLIOS

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above.

We have added TIAA-CREF Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

DISTRIBUTION OF THE CONTRACT

We offer the Contract to the public on a continuous basis. We anticipate continuing to offer the Contract, but reserve the right to discontinue the offering. The Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) and is the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We intend to recoup any payments made to TC Services through fees and charges imposed under the Contract.

THE BROKER -DEALER

TIAA Life makes payments to TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract(s).

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable

Investment Account by the net asset value of the underlying Portfolio.

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THE CONTRACT—THE ACCUMULATION PERIOD

The Intelligent Variable Annuity is an individual flexible-premium deferred variable annuity. It is referred to as a Non-Qualified Contract and allows you to contribute premium payments in varying amounts. It only accepts premium payments in after-tax dollars. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself.

The Contract and the application are the entire contractual agreement between you and TIAA Life. We have issued the Contract in return for your completed application and the first Premium. We do not offer different levels of classes under the Contract. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA Life. All benefits are payable at our home office in New York, NY or at an administrative office designated by us. The Contract is incontestable.

Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state. You may allocate your premiums and accumulation value to the investment accounts of the Separate Account, each of which in turn, invests in the corresponding Portfolio, which are further described in this Prospectus. As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Minimum Initial and Maximum Additional Premiums: We will issue you a Non-Qualified Contract as soon as we receive, in Good Order at our Administrative Office, your complete and accurate application, your initial Premium, and all other information we may require. The initial Premium must be in the amount of at least $2,500, however, we reserve the right to lower the initial Premium amount to $250.

Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Dept.

TIAA Life Insurance Co.

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders, travelers’ checks, or cash. In addition, we will not accept a third-party check where the relationship of the payer to the Contract owner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we will return your initial Premium at that time unless you provide us specific consent to retain the initial Premium until your application is complete and in Good Order.

Additional Premiums: Additional Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year.

Send a check, payable to TIAA Life Insurance Company, including your Contract number, to:

TC-Life VA Collections

P.O. Box 933866

Atlanta, GA 31139-3866

These Premiums will be credited as of the Business Day we receive them, and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA Life will accept Premiums at any time both the Contract owner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums under this Contract after you have been given three months’ notice.

If we exercise our right to reject and/or place limitations on the acceptance and/or allocation of additional Premium, you may be unable to, or limited in your ability to, increase your Accumulation Value through additional Premium, and this restriction may also impact the value of any future benefits under the optional GMDB if elected, or any future Annuitization election. Before you purchase the Contract and determine the amount of your initial premium, you should consider the fact that we may suspend, reject or limit additional Premiums at some point in the future. You should consult with your registered representative before purchase.

Electronic Payment. You may make initial or subsequent investments by electronic payment, You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form and each payment must be for at least $50. If the automatic investment plan is used for a Qualified Contract, the Contract owner should consult a tax adviser for advice regarding maximum contributions. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually

Intelligent Variable Annuity Prospectus	11

received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial Premium, send us your application;
2.	Instruct your bank to wire money to:

Wells Fargo

ABA Number 121000248

San Francisco, CA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

3.	Specify on the wire:

•	Your name, address and Social Security Number (s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)

More About Remitting Premiums. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service administrator has received such Premiums along with any necessary information.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, residential address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include cancelling your contract.

Certain Restrictions. You may only open one Contract in any calendar year. Except as otherwise described in this prospectus, the Contract does not restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and refuse to pay any request for transfers, annuity payments, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

CAN I CANCEL THE CONTRACT?

You can examine the Contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we will refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) Where state law requires, the refund will equal all payments you have made. We will consider the Contract returned on the date it is postmarked and properly addressed with postage pre-paid or, if it is not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period.

CAN I ASSIGN THE CONTRACT?

You may assign the Contract, which is non-qualified contract, prior to the annuity starting date. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received in good order by us. The rights of the Owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under the Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of the Contract. You may not assign the Contract on or after the annuity starting date.

ELECTIONS AND CHANGES

If you have to make any choice or change available under the Contract, you must do so in a form acceptable to us at our home office in New York, NY or an administrative office designated by us. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you then die before the notice actually reaches us in good order. Any other notice will take effect as of the date we receive it in good order. If we take any action in good faith before receiving the notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than transfers and allocation of Premiums.

CHANGES TO THE CONTRACT BY TIAA

We reserve the right to change or amend the Contract from time to time in order to comply with applicable state and federal laws on annuities. If we make such a change or amendment, we will do so for all Contracts written on this

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form and delivered to the same state this Contract was delivered.

CONTRACT VARIATIONS

There are no material state variations of the same Contract type from one state-specific contract to another state specific contract in terms of features, benefits and charges. You should review your Contract along with this prospectus to understand the product features, benefits and charges under your Contract.

CONFLICTS OF INTEREST

Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

INVESTMENT ACCOUNT ACCUMULATION

At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.

The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and
•	Transfers from another Investment Account;

And will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and
•	Withdrawals from Accumulation Value in the Investment Account; and
•	Annuitization of Accumulation Value in the Investment Account; and
•	Transfers to another Investment Account; and
•	Any portion of the death benefit paid; and
•	Annual maintenance fee that has been deducted from the Investment Account; and
•	Redemption charges imposed by a Portfolio underlying an Investment Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.

ACCUMULATION UNIT VALUE

We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by
•	The net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;
•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;
•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and
•	During the first 10 contract years, decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:
•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;
•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and
•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.
•	In contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts;
•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% maximum) for all contract years; and
•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) rider charge of 0.10%.

Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.

In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB rider charges on certain Contracts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation

Intelligent Variable Annuity Prospectus	13

Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint. Please note, that if you make a withdrawal to pay advisory fees, the withdrawal will reduce the number of your accumulation units in proportion to the withdrawal.

TRANSFERS AND WITHDRAWALS

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS?

Subject to certain limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. You may also surrender your Contract in full or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. All cash withdrawals must be for at least $1,000. For more information, see below “Cash Withdrawals.” Cash withdrawals may be taxed and you may have to pay a 10% federal penalty tax on earnings if you take a cash withdrawal before age 59 1⁄2 Please note that withdrawals will decrease your Accumulation Value. In addition, withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.

Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day.

TRANSFERS

You are permitted to make internal transfers among the Investment Accounts available to you under the Contract. The minimum transfer amount must be at least $250 for each internal transfer, which may include the entire amount you have accumulated under your Contract among the Investment Accounts. We do not assess a charge for transfers. However, we currently limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.

To request a transfer, write to or call our Administrative Office, or go to our Web Center’s account access feature at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING

There are Contract owners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market. As money is shifted in and out of these Investment Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Contract owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, a Contract owner redeems or exchanges any monies out of an Investment Account that holds shares of a Portfolio (other than an Investment Account that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Investment Account holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Account, the Contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Account holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contract owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Contract owners. We reserve the

14	Prospectus Intelligent Variable Annuity

right to waive these policies where management believes that the waiver is in the Contract owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Contract owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Contract owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Portfolio.

SURRENDERS AND CASH WITHDRAWALS

You may surrender your entire Accumulation Value or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. There’s no charge for cash withdrawals. If you do not specify which Investment Accounts to take the withdrawal from, we will take it from all of your Investment Accounts in proportion to the value you have in each Investment Account.

If you withdraw your entire Accumulation Value in the Separate Account, we will cancel your Contract and all of our obligations to you under the Contract will end. We do not charge a surrender fee, but we will deduct the annual maintenance fee from any surrender proceeds.

Withdrawals are subject to income tax, and a 10% federal penalty tax may apply if you are under age 59 1⁄2. (See “Federal Income Taxes.”)

SYSTEMATIC WITHDRAWALS

If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the next Business Day and priced accordingly.

The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms in Good Order. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or
•	your Accumulation Value in any Investment Account is insufficient, or
•	a withdrawal would cause your Accumulation Value to fall below $1,000, or
•	your death, or
•	the Annuitant’s death.

A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.

Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	were issued during the calendar year in which the Contract was issued, and
•	have an Accumulation Value greater than zero.

Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may terminate the availability of future systematic withdrawals with ninety days’ advance written notice to you.

DOLLAR COST AVERAGING

If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy

Intelligent Variable Annuity Prospectus	15

spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis on the 1st through the 28th day of the month. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.

The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms in Good Order, and a dollar cost averaging program cannot begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive (in Good Order) a request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days’ written notice to you. We reserve the right to terminate the dollar cost averaging program.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with notice in Good Order. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis on the 1st through the 28th day of the month.

We reserve the right to allow you to start only one automatic account rebalancing program in any contract year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.

Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

WITHDRAWALS TO PAY ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. For a Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59 1⁄2, it may be subject to a 10% penalty tax.

The IRS has privately ruled that withdrawals to pay advisory fees under some insurer’s non-qualified contracts will not be treated as taxable distributions. TIAA did not obtain a ruling of this type of transaction for your Contract and the Contract has not been changed to prepare for such a ruling request. You should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments. These fees will go to individual registered investment advisers who are not affiliated with us. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.

LOANS

Loans are not available under the Contract.

CHARGES

Charges, Expenses and Related Fees. There are charges, expenses and related fees associated with variable annuity contracts that will reduce the return on investment in the Contract. Your Contract may include the following charges, expenses and related fees.

The Base Contract Charge. The Base Contract Charge includes the Separate Account Charges, which consists of an

16	Prospectus Intelligent Variable Annuity

Administrative Expense Charge and the Mortality and Expense Risk Charge.

SEPARATE ACCOUNT CHARGES

We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA Life. While TIAA Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge: This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually.

We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts. After the First 10 Contract Years, the entire Mortality and Expense Risk Charge is reduced to 0% regardless of your Accumulation Value.

The mortality and expense risk charge assessed under your Contract depends upon your Accumulation Value. The mortality and expense risk charge rate is lower for each higher band of Accumulation Value. The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
Band 1: If Accumulation Value is less than $100,000:	0.40%
Band 2: If Accumulation Value is between $100,000–$500,000:	0.25%
Band 3: If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%

On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium, or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant (s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.

Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge to TC Services, the principal underwriter of the Contract.

Guaranteed Minimum Death Benefit Charge. If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

OTHER CHARGES AND EXPENSES

Portfolio Expenses.  Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

No Deductions from Premiums.  The Contract does not assess front-end charges or deferred sales charges.

Premium Taxes.  Premium taxes may apply with respect to the Contract. (See “Premium Taxes” in the “Taxes” section below). We normally will deduct any charges for premium taxes from your Accumulation Value when it is applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we will deduct premium taxes then.

Annual Maintenance Fee.  Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or

Intelligent Variable Annuity Prospectus	17

the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.

Transfer Charge.  We do not assess a charge for transfers.

Surrender Charge.  We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.

THE CONTRACT—THE ANNUITY PERIOD

You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.

Before choosing to annuitize, you should consult your tax advisor. See “Federal Income Taxes.”

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 95th birthday, and if you select a date that is later than the Annuitant’s 90th birthday, then you may only select a Fixed-Period Annuity. You can choose or change this annuity starting date at any time before annuity payments begin, and you may establish multiple annuity starting dates if you choose to annuitize only a portion of your Accumulation Value. In any case, the annuity starting date for any selected annuitization will be the first Business Day of a month and cannot be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the Income Option you’ve picked. If we have not received all the necessary information, we’ll defer the annuity starting date until the first Business Day of the month after the information has reached us at our Administrative Office in Good Order, but not beyond the Annuitant’s 95th birthday. Please note the following:

•

If you have not picked any Income Option by the first Business Day of the month in which the Annuitant turns age 90 or if we have not otherwise received all the necessary information by this date, we will begin payments under a One-Life Annuity with a ten year guaranteed period.

•

If you have selected a One-Life Annuity or Two-Life Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 90, then you will be deemed to have chosen that date as the annuity starting date.

•

If you have selected a Fixed-Period Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 95, then you will be deemed to have chosen that date as the annuity starting date (if allowed under applicable law).

All annuity payments will be made out of the fixed account. We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad. Special tax forms, withholding and other requirements may apply with respect to payments sent overseas. Please see your qualified tax adviser.

INCOME PAYMENTS

Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they will not change based on the investment experience of any Investment Account.

ANNUITY OPTIONS

You have a number of different annuity options, although if you select an annuity date that is later then the Annuitant’s 90th birthday, you may only select a Fixed-Period Annuity. The current options are:

•

One-Life Annuities with or without Guaranteed Period. Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all

18	Prospectus Intelligent Variable Annuity

payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•

Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half- Benefit After the Death of the Annuitant.

•

Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contract owner.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract.

Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	The amount of the death benefit is the accumulation value on the valuation day that we authorize payment of the death benefit.	Standard	None	• Withdrawals could significantly reduce the death benefit. • Benefit terminates upon annuitization.
Guaranteed Minimum Death Benefit (“GMDB”)	If you elected the GMBD option, we will pay the value of the GMDB, if the GMDB is greater than the standard Contract death benefit.	Optional	0.10% (this is the maximum charge assessed against your Accumulation Value, on an annual basis,)

•   If you wish to elect the GMDB, you must make the election before we issue you the Contract.

•   If you elect the GMDB option, you may not cancel it after we issue you the Contract.

•   Withdrawals could significantly reduce the death benefit.

•   Withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract

Full Surrender and Withdrawals	Prior to your annuity starting date, you may request a withdrawal, including up to your entire Accumulation Value.	Optional	None

•   Subject generally to a minimum amount of $1,000.

•   If you withdraw your entire Accumulation Value, we will cancel your Contract and deduct the annual maintenance fee from any surrender proceeds.

•   Withdrawals will lower your Contract value, will be subject to ordinary tax and may be subject to a 10% penalty tax taken before age 59 1⁄2.

Transfers	You may request transfers between investment accounts.	Optional	None	• Subject generally to a minimum amount of $250. • Transfers are subject to our “Transfer Policies Regarding Market Timing and Frequent Trading”.

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Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawals	You may request scheduled withdrawals from one or more of the investment accounts on a systematic basis.	Optional	None

•   Must have an Accumulation Value of at least $10,000 and subject generally to a minimum amount of $100.

•   May be paid monthly, quarterly, semi-annually or annually.

•   Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment.

•   Withdrawals will lower your Contract value, will be subject to ordinary income tax and may be subject to a 10% penalty tax taken before age 59 1⁄2.

Withdrawals to Pay Financial Advisory Fees	In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your adviser.	Optional	None

•   Withdrawals to pay financial advisory fees are subject to special rules.

•   We reserve the right to determine the eligibility of the financial adviser for this type of fee reimbursement.

•   The amount withdrawn is generally subject to a minimum amount of $100.

•   Withdrawals will lower your Contract value.

•   You should consult a tax adviser regarding the tax treatment of the payment of adviser fees from your Contract.

DEATH BENEFITS

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

A death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (as described further below).

AVAILABILITY: CHOOSING BENEFICIARIES

Unless the “Special Option For Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA Life or your legal  adviser.

SPECIAL OPTION FOR SPOUSES

If the surviving spouse is the sole Beneficiary when the Owner dies, the surviving spouse can choose to become the Contract owner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive (in Good Order) proof of death, the surviving spouse will automatically become Contract owner and Annuitant, and no death benefit will be paid.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive (in Good Order) due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.

If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).

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GUARANTEED MINIMUM DEATH BENEFIT OPTION

You must elect the Guaranteed Minimum Death Benefit prior to us issuing you the Contract, and you may not cancel it after we issue your Contract. The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay that amount if it is greater than the Contract death benefit (as discussed further below). If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of your Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit. The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made. Please note that withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of (1) or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal divided by

•	the Accumulation Value on the Business Day of the withdrawal excluding the effect of any transactions on that day.

Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.

Depending on your Accumulation Value on the date of the withdrawal, the “adjusted sum” of any withdrawal could result in a reduction in your Guaranteed Minimum Death Benefit that is greater than the dollar amount of your withdrawal.

The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit and the impact of withdrawals. Assume:

•	On July 16th, an initial Premium of $10,000 is received by us and the Contract is issued.

•	The Accumulation Value equals $10,000.

•	The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

•	On August 21st, a withdrawal of $2,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	(1); or

2.

the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000) divided by the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.

If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1st, an additional Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28th, a withdrawal of $5,000 is made from the Contract.

Intelligent Variable Annuity Prospectus	21

•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.

the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06) divided by the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.

The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.

METHODS OF PAYMENT OF DEATH BENEFITS

If a Death Benefit is payable a Beneficiary may elect a lump sum payment, or, subject to the terms of the contract and State specific provisions, elect to have his or her interest distributed over his or her life, or over a period certain not extending beyond his or her life expectancy.

If there is more than one Beneficiary, we will pay each Beneficiary, his or her portion of the death benefit as determined on the Valuation Day we receive (in Good Order at our Administrative Office) all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

Death benefit payments in the form of a period certain or life annuity must begin within one year of date of death. Benefits under a lump sum option must be paid within 5 years of date of death. Upon payment of the entire death benefit, the Contract will terminate. In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of IRC Section 72(s).

DELAYS IN PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive (in Good Order at our Administrative Office) all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund or as a result of Fund liquidity levels, we will delay payment of any transfer, surrender, or death benefit from the TIAA-CREF Life Money Market Investment Account until the Fund is pays redemption proceeds.

TAX MATTERS

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

Contract Eligibility: The Contract can only be purchased as an individual, Non-Qualified contract. All tax information in this prospectus is limited to Non-Qualified Contracts. We do not currently offer Qualified Contracts.

Non-Natural Persons: When the Owner of any Contract is not a natural person (such as a trust), the Owner must generally include in income any increases in the value of the Contract during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner which is not a natural person should discuss these potential exceptions with a qualified tax adviser.

22	Prospectus Intelligent Variable Annuity

The following discussion applies generally to Contracts owned by a natural person that qualify as annuity Contracts for federal income tax purposes.

In General: Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. We believe an Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract are not considered distributions, they will not be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires withdrawals to be first allocated to investment earnings.

Withdrawals: If you make a withdrawal, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.

Diversification Requirements. The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contract owner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract owner from being treated as the Owner of the Separate Account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the IRC requires any Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will generally be distributed within five years after the date of such Owner’s death. If the designated Beneficiary is an individual, the entire interest in the contract may be alternatively distributed over his or her life expectancy. However, if the designated Beneficiary is the surviving spouse of the deceased Owner (as defined under federal law), the Contract may be continued with the surviving spouse as the new Owner (See “Death Benefits”—“Special Option for Spouses”).

Contract endorsements contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Penalty Tax on Certain Withdrawals. The IRC also provides that any amount you receive from your Contract that is included in income may be subject to federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, these amounts are taxed to the recipient if distributed in a lump sum, in the same manner as a surrender of the Contract.

Partial 1035 Exchanges. Section 1035 of the IRC provides that a Contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. IRS guidance provides that if a distribution occurs from either of the contracts involved within 180 days of a

Intelligent Variable Annuity Prospectus	23

partial exchange that the IRS may apply general tax principles to determine the substance and hence, the treatment of the transfer. This could result, for example, in the subsequent distribution being treated as money received in the exchange. This 180 day rule does not apply to subsequent distributions taken to effect another 1035 exchange. The IRS guidance also provides that Partial 1035 exchanges are disregarded for purposes of determining whether 2 or more deferred annuity contracts have been purchased from an insurer and its affiliates in a 12 month period. Contract owners should consult their own qualified tax advisers prior to entering into a partial exchange of an annuity contract.

Medicare Tax. Distributions from Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

OPTIONAL BENEFIT RIDERS

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a 10% penalty if withdrawn prior to age 59 1⁄2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting or activating any optional benefit under the Contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring or assigning Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, selecting certain annuity start dates, or exchanging a Contract can have other tax consequences that we do not discuss here. We will not record a transfer of ownership unless you tell us the transfer is a gift or, if not, provide the amount the new owner paid for the Contract. This information is required for tax reporting purposes. If you are thinking about any of those transactions, contact a qualified tax adviser. Please note this Contract may not be assigned on or after your annuity starting date.

ANNUITY PAYMENTS

Although the tax consequences may vary depending on the annuity payment option you select, in general, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If, after the annuity commencement date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax adviser before electing the Initial Payment Guarantee or a feature with stabilized payments.

PARTIAL ANNUITIZATION

If part of an annuity contract’s value is applied to an annuity that provides payments for one or more lives or for a period of at least ten years, those payments will be taxed as annuity payments instead of withdrawals. While the Contract does not offer partial annuitization, this treatment may be obtained through a Partial 1035 Exchange (as described above) to an immediate annuity contract. Please note that if you choose to apply part of your Accumulation Value to a Fixed Period Annuity for less than ten years, those payments will be taxed less favorably, as withdrawals, rather than as annuity payments. Consult your tax advisor. See “The Contract—the Annuity Period.”

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, IRC Section 72(e) will generally treat as one contract all TIAA Life and TIAA Non-/ deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). Consult a qualified tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.

Annuity purchases by residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.- source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general

24	Prospectus Intelligent Variable Annuity

information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers.

Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

OTHER TAX ISSUES

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we do not charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges” and “Premium Taxes”), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2022, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $12,060,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Premium Taxes. Some states, the District of Columbia, and Puerto Rico assess premium taxes on the premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, the premium taxes range from (0% to 3.5%) depending on the state.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation and cannot be used to avoid any tax. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract and rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Intelligent Variable Annuity Prospectus	25

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other contract holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

TELEPHONE AND INTERNET TRANSACTIONS

To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.

You can also use the TIAA Life Web Center’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA Life Internet home page at www.tiaa.org. Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you. We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office in Good Order. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf. You can ask questions about the contract by calling us toll-free 877 694-0305.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 694-0305, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the

26	Prospectus Intelligent Variable Annuity

prospectus, prospectus supplements, annual and semi- annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 694-0305, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the Separate Account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a Contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the Separate Account, appropriate adjustments will be made. Any amounts so paid or charged will include compound interest at the effective rate of 6% per year.

PROOF OF SURVIAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a Contract is living on the date payment is due. If this proof is not received after a request in writing, the Separate Account will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment, plus compound interest at the rate of 6% per year, has been recovered.

PROTECTION AGAINST CLAIMS OF CREDITORS

The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

Unclaimed and Abandoned Property. Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday at 877 694-0305; or 24 hours a day via our website www.tiaa.org.

LEGAL PROCEEDINGS

Neither the Separate Account, TIAA Life, nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA Life to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal, or transfer among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you’ll receive a statement confirming those transactions and any Advisory Fees you have authorized immediately following the end of each calendar quarter.

You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;

(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

Intelligent Variable Annuity Prospectus	27

APPENDIX

Appendix A—Portfolios Available Under the Contract

The following is a list of the Portfolios available under the Contract. Each of the Portfolios listed is available to you as an investment option without a restriction, unless indicated otherwise below. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?cid=tiaavpx&fid=88630X845. You can also request this information at no cost by calling 800 842-2252.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type	Portfolio Name and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Asset Allocation	Calamos Growth and Income Portfolio	1.20%	21.40%	15.56%	11.57%
Specialty	Credit Suisse Trust Commodity Return Strategy Portfolio—Class 1[2]	1.05%	27.90%	3.81%	-3.00%
Equity	ClearBridge Variable Aggressive Growth Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.80%	10.30%	11.65%	13.81%
Equity	ClearBridge Variable Small Cap Growth Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.80%	12.61%	21.34%	17.14%
Equity	Delaware VIP International Series Standard Class[2]	0.86%	6.87%	10.81%	8.15%
Equity	Delaware VIP Small Cap Value Series—Standard Class	0.75%	34.42%	9.53%	12.08%
Asset Allocation	DFA VA Equity Allocation Portfolio/ Dimensional Fund Advisors LP2	0.30%	24.37%	—	—
Fixed Income	DFA VA Global Bond Portfolio/ Dimensional Fund Advisors LP	0.24%	-1.04%	1.68%	1.90%
Asset Allocation	DFA VA Global Moderate Allocation Portfolio/ Dimensional Fund Advisors LP2	0.28%	14.20%	9.87%	—
Equity	DFA VA International Small Portfolio/ Dimensional Fund Advisors LP	0.40%	14.56%	10.12%	10.04%
Equity	DFA VA International Value Portfolio/ Dimensional Fund Advisors LP	0.28%	18.11%	7.00%	6.52%
Fixed Income	DFA VA Short-Term Fixed Portfolio/ Dimensional Fund Advisors LP	0.12%	-0.19%	1.10%	0.78%
Equity	DFA VA US Large Value Portfolio/ Dimensional Fund Advisors LP	0.21%	27.04%	10.52%	13.50%
Equity	DFA VA US Targeted Value Portfolio/ Dimensional Fund Advisors LP	0.29%	39.68%	10.45%	13.60%
Asset Allocation	Franklin Income VIP Fund—Class 1	0.47%	17.00%	7.72%	7.65%
Equity	Franklin Mutual Shares VIP Fund—Class 1	0.73%	19.52%	6.72%	9.28%
Equity	Franklin Small-Mid Cap Growth VIP Fund—Class 1	0.83%	10.25%	21.15%	15.99%
Equity	Janus Henderson Forty Portfolio	0.77%	22.90%	25.58%	20.29%
Equity	Janus Henderson Overseas Portfolio	0.87%	13.58%	13.35%	6.25%
Equity	Janus Henderson Mid Cap Value Portfolio	0.67%	19.73%	8.76%	10.30%
Equity	John Hancock Emerging Markets Value Trust[2]	1.03%	11.18%	7.93%	4.25%
Fixed Income	LVIP Delaware Diversified Income—Standard Class/ Lincoln Investment Advisors Corporation[2]	0.54%	-1.30%	4.50%	3.59%
Equity	Matson Money International Equity VI Portfolio	1.14%	14.31%	7.14%	3.96%
Fixed Income	Matson Money Fixed Income VI Portfolio	0.84%	-1.34%	1.55%	1.07%
Equity	Matson Money U.S. Equity VI Portfolio	0.98%	31.26%	11.07%	9.87%

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Type	Portfolio Name and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Equity	MFS Global Equity Series—Initial Class/ Massachusetts Financial Services Company[2]	0.92%	17.21%	14.19%	12.90%
Equity	MFS Growth Series—Initial Class/ Massachusetts Financial Services Company[2]	0.71%	23.53%	24.87%	19.33%
Equity	MFS Massachusetts Investors Growth Stock Portfolio—Initial Class/ Massachusetts Financial Services Company[2]	0.77%	25.97%	22.84%	17.58%
Specialty	MFS Utilities Series—Initial Class/ Massachusetts Financial Services Company[2]	0.78%	14.09%	11.89%	9.93%
Equity	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	1.00%	32.80%	8.35%	11.10%
Equity	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	0.89%	23.48%	15.72%	14.36%
Equity	PIMCO VIT All Asset Portfolio—Institutional Class/ Pacific Investment Management Company LLC[2]	1.09%	16.41%	8.73%	6.18%
Specialty	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class/ Pacific Investment Management Company LLC[2]	0.78%	33.47%	5.89%	—
Fixed Income	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class/ Pacific Investment Management Company LLC	0.87%	-2.42%	4.70%	—
Fixed Income	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class/ Pacific Investment Management Company LLC	0.77%	-4.01%	3.27%	1.69%
Fixed Income	PIMCO VIT Real Return Portfolio—Institutional Class/ Pacific Investment Management Company LLC	0.52%	5.74%	5.49%	3.21%
Specialty	PSF Natural Resources Portfolio—Class II/ PGIM Investments LLC[2]	0.90%	25.03%	4.58%	-0.52%
Equity	PSF PGIM Jennison Focused Blend Portfolio—Class II/ PGIM Investments LLC	1.24%	16.35%	18.97%	14.58%
Equity	PSF PGIM Jennison Value Portfolio—Class II/ PGIM Investments LLC	0.82%	27.28%	11.51%	11.24%
Equity	PVC Equity Income Account—Class 1/ Principal Global Investors	0.47%	22.47%	14.11%	13.32%
Equity	PVC MidCap Account—Class 1/ Principal Global Investors	0.53%	25.53%	20.05%	17.59%
Equity	Royce Capital Fund Micro-Cap Portfolio—Investment Class[2]	1.33%	29.98%	12.97%	9.24%
Equity	Royce Capital Fund Small-Cap Portfolio—Investment Class[2]	1.08%	28.82%	6.51%	8.63%
Equity	Templeton Developing Markets VIP Fund—Class 1	1.19%	-5.51%	10.86%	5.10%
Asset Allocation	TIAA-CREF Life Balanced Fund/ Teachers Advisors, LLC[2]	0.10%	9.78%	9.89%	—
Fixed Income	TIAA-CREF Life Core Bond Fund/ Teachers Advisors, LLC[2]	0.35%	-0.99%	3.93%	3.50%
Equity	TIAA-CREF Life Growth Equity Fund/ Teachers Advisors, LLC	0.52%	16.16%	24.03%	19.23%
Equity	TIAA-CREF Life Growth & Income Fund/ Teachers Advisors, LLC	0.52%	25.17%	17.65%	15.96%
Equity	TIAA-CREF Life International Equity Fund/ Teachers Advisors, LLC[2]	0.60%	10.84%	9.84%	9.16%
Equity	TIAA-CREF Life Large-Cap Value Fund/ Teachers Advisors, LLC[2]	0.52%	26.85%	10.37%	12.50%
Money Market	TIAA-CREF Life Money Market Fund/ Teachers Advisors, LLC[2]	0.15%	0.00%	0.99%	0.52%
Specialty	TIAA-CREF Life Real Estate Securities Fund/ Teachers Advisors, LLC[2]	0.57%	39.53%	14.83%	13.01%

Intelligent Variable Annuity Prospectus	29

Type	Portfolio Name and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Equity	TIAA-CREF Life Small-Cap Equity Fund/ Teachers Advisors, LLC[2]	0.53%	24.76%	11.96%	13.63%
Equity	TIAA-CREF Life Social Choice Equity Fund/ Teachers Advisors, LLC[2]	0.22%	26.35%	17.97%	15.64%
Equity	TIAA-CREF Life Stock Index Fund/ Teachers Advisors, LLC	0.08%	25.63%	17.87%	16.22%
Specialty	T. Rowe Price® Health Sciences Portfolio I2	0.94%	13.10%	19.52%	20.43%
Fixed Income	T. Rowe Price® Limited-Term Bond Portfolio[2]	0.50%	0.13%	2.27%	1.62%
Asset Allocation	Vanguard VIF Balanced Portfolio/ Wellington Management Company LLP	0.20%	19.02%	12.32%	11.40%
Equity	Vanguard VIF Capital Growth Portfolio/ PRIMECAP Management Company	0.34%	21.54%	18.12%	17.35%
Equity	Vanguard VIF Conservative Allocation Portfolio	0.13%	5.99%	8.09%	7.16%
Asset Allocation	Vanguard VIF Equity Index Portfolio	0.14%	28.54%	18.31%	16.39%
Fixed Income	Vanguard VIF Global Bond Index Portfolio	0.13%	-1.84%	—	—
Fixed Income	Vanguard VIF High-Yield Bond Portfolio/ Wellington Management Co. LLP	0.26%	3.68%	5.69%	6.05%
Equity	Vanguard VIF International Portfolio/ Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.38%	-1.54%	20.47%	13.57%
Equity	Vanguard VIF Mid-Cap Index Portfolio	0.17%	24.36%	15.72%	14.97%
Asset Allocation	Vanguard VIF Moderate Allocation Portfolio	0.12%	10.07%	10.31%	9.22%
Specialty	Vanguard VIF Real Estate Index Portfolio	0.26%	40.20%	11.25%	11.43%
Equity	Vanguard VIF Small Company Growth Portfolio/ ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc.	0.30%	14.22%	15.59%	14.89%
Fixed Income	Vanguard VIF Total Bond Market Index Portfolio	0.14%	-1.72%	3.50%	2.77%
Equity	Vanguard VIF Total International Stock Market Index Portfolio	0.10%	8.52%	—	—
Equity	Vanguard VIF Total Stock Market Index Portfolio	0.13%	25.64%	17.79%	16.13%
Specialty	VY® CBRE Global Real Estate Portfolio—Class 1/ Voya Investments LLC[2,4]	0.87%	34.47%	10.10%	9.17%
Equity	Wanger International[2]	1.20%	18.81%	14.08%	10.49%
Equity	Wanger Select[2]	0.95%	5.83%	13.97%	13.64%
Equity	Wanger Acorn[3]	0.95%	8.90%	15.88%	14.79%
Fixed Income	Western Asset Variable Global High Yield Bond Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.82%	1.33%	5.36%	5.80%

[1]	If the name of the adviser or sub-adviser is not listed, it is because the name is incorporated into the name of the Portfolio or the Portfolio’s company.
[2]	The Fund’s annual expenses reflect a temporary fee reduction. Please refer to the Fund Prospectus for additional information.
[3]	Effective May 1, 2022 the Wanger USA fund is renamed Wanger Acorn.
[4]	Effective May 1, 2022 VY Clarion Global Real Estate Portfolio is renamed VY CBRE Global Real Estate Portfolio.

30	Prospectus Intelligent Variable Annuity

For more information about Intelligent Variable Annuity

How to reach us

TIAA Life website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8:00 a.m. to 6:00 p.m. ET Monday–Friday

The Statement of Additional Information (“SAI”) dated May 1, 2022 includes additional information about the Separate Account and the Contract. The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally part of the prospectus. We will provide the SAI without charge upon request. For a free copy of the SAI and to make inquiries about your Contract please call 877 694-0305 or write to us at our Administrative Office:

TIAA-CREF Life Insurance Company

P.O. Box 724508

Atlanta, Georgia 31139

You may also obtain reports and other information about the Separate Account on the SEC’S website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier. C000053679

A11511

05/22